UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010

TouchIT Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-151252	26-2477977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Istanbul Trakya Serbest Bölgesi Atatürk Bulvari Ali Riza Efendicd., A4 Blok Çatalca,
Istanbul Turkey
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
011-44-207 858 1045

Hotel Management Systems, Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 18, 2010, Hotel Management Systems, Inc. (the “Company”) filed an Amended and Restated Articles of Incorporation with the Secretary of State of Nevada changing the name of the Company to TouchIT Technologies, Inc.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Article of Incorporation filed in the state of Nevada on May 18, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TouchIT Technologies, Inc.

By:	/s/ Andrew Brabin
Name:	Andrew Brabin
Title:	Chief Financial Officer

Dated: May 24, 2010